UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

COMPASS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39696	82-4876496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Guest Street, Suite 601

Boston, Massachusetts 02135

(Address of Principal Executive Offices) (Zip Code)

(617) 500-8099

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CMPX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2026 Compass Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Form DEF 14A, filed with the U.S. Securities and Exchange Commission on April 29, 2026.

Proposal No. 1. Election of Directors. The stockholders elected the two Class III nominees for director to serve until the Company’s 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Broker Non-votes
Thomas J. Schuetz, M.D., Ph.D.	102,984,184	18,837,499	21,320,318
Richard S. Lindahl, M.B.A.	103,453,540	18,368,143	21,320,318

Proposal No. 2. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of CohnReznick, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, by the votes set forth in the table below:

For	Against	Withheld	Broker Non-votes
137,896,097	181,037	5,064,867	-

Proposal No. 3. Non-binding, Advisory Vote on the Compensation of our Named Executive Officers. The stockholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-votes
117,963,684	1,796,022	2,061,977	21,320,318

Proposal No. 4. Non-binding, Advisory Vote on the Holding of the Future Advisory Votes on the Compensation of our Named Executive Officers. The stockholders voted, on a non-binding, advisory basis, to hold such advisory votes annually, by the votes set forth in the table below:

Every Year	Every Two Years	Every Three Years	Abstain
118,289,260	811,275	1,491,631	1,229,517

Based on the voting results at the Annual Meeting, and consistent with the recommendation of the board of directors as set forth in our proxy statement for the Annual Meeting, the board of directors has determined to provide for a stockholder advisory vote on executive compensation on an annual basis; provided that, in the future, the board of directors may determine whether a different frequency for such advisory votes is in the best interests of the Company’s stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compass Therapeutics, Inc.

June 11, 2026	By:	/s/ NEIL LERNER
Neil Lerner
Chief Accounting Officer